SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 12, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-11)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-11. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-11 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-11 REMIC Pass-Through Certificates.

      On July 26, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $372,095,984.08. The Mortgage Loans that are seasoned loans, the "Seasoned Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $141,725,498.11 and the Mortgage Loans that are not Seasoned Loans, the "Regular Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July
1, 2001) as of July 1, 2001 of $230,370,485.97. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Regular Mortgage Loans and Seasoned Mortgage Loans as of July 1, 2001 was 506 and 419, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Regular Mortgage Loans and Seasoned Mortgage Loans as of July 1, 2001 was 6.891% and 6.767%, respectively. The weighted average remaining term to stated maturity of the Regular Mortgage Loans and Seasoned Mortgage Loans as of July 1, 2001 was 176.89 months and 145.61 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 15 years. None of the Regular Mortgage Loans or the Seasoned Mortgage Loans were originated prior to April 1, 2000 and January 1, 1988, respectively, or after July 1, 2001 and December 1, 1998, respectively. The weighted average original term to stated maturity of the Regular Mortgage Loans and Seasoned Mortgage Loans as of July 1, 2001 was 179.22 and 178.79 months, respectively.

      None of the Regular Mortgage Loans or Seasoned Mortgage Loans has a scheduled maturity later than July 1, 2016 or December 1, 2013, respectively. Each Regular Mortgage Loan and Seasoned Mortgage Loan had an original principal balance of not less than $140,000 and $48,000, respectively, nor more than $1,000,000. Regular Mortgage Loans and Seasoned Mortgage Loans having an aggregate Adjusted Balance of $3,692,277 and $3,879,658, respectively, as of July 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Regular Mortgage Loans and Seasoned Mortgage Loans as of July 1, 2001 was 61.0% and 62.6%, respectively. No more than $2,827,203 and $3,777,423, respectively, of the Regular Mortgage Loans and the Seasoned Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 95%, respectively, of the Regular Mortgage Loans and the Seasoned Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Regular Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Regular Mortgage Loans or of the aggregate Adjusted Balance of the Seasoned Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Seasoned Mortgage Loans.

      At least 97% and 99%, respectively, of the Regular Mortgage Loans and the Seasoned Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 3% and 1%, respectively, of the Regular Mortgage Loans and the Seasoned Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 79% and 83%, respectively, of the Regular Mortgage Loans and the Seasoned Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Regular Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 5;

      2.    such loans have an aggregate Adjusted Balance of $1,852,371;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 76.3%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 97.8%.

      Regular Discount Mortgage Loans will consist of Regular Mortgage Loans with Net Note Rates (NNRs) less than 6.250%. Regular Premium Mortgage Loans will consist of Regular Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans were $15,698,041 and $214,672,445, respectively. The weighted average Note Rates of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 6.240% and 6.939%, respectively. The weighted average remaining terms to stated maturity of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 177.28 months and 176.87 months, respectively.

      Seasoned Discount Mortgage Loans will consist of Seasoned Mortgage
Loans with NNRs less than 6.250%. Seasoned Premium Mortgage Loans will consist of Seasoned Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Seasoned Discount Mortgage Loans and the Seasoned Premium Mortgage Loans were $19,829,134 and $121,896,364, respectively. The weighted average Note Rates of the Seasoned Discount Mortgage Loans and the Seasoned Premium Mortgage
Loans, as of the Cut-off Date, were 6.206% and 6.858%, respectively. The weighted average remaining terms to stated maturity of the Seasoned Discount Mortgage Loans and the Seasoned Premium Mortgage Loans, as of the Cut-off Date, were 146.45 months and 145.47 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of July 1, 2001.


                 YEARS OF ORIGINATION OF REGULAR MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 8                       $2,777,631

2001                               498                     $227,592,855


Total                              506                     $230,370,486
                                   ===                     ============


              YEARS OF ORIGINATION OF SEASONED MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1988                                 2                         $110,871

1991                                 1                         $158,996

1997                                 4                       $1,578,605

1998                               412                     $139,877,026


Total                              419                     $141,725,498
                                   ===                     ============

              TYPES OF DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    480                     $219,890,108

Townhouses                           9                       $3,858,624

Condominium Units (one to four       6                       $1,924,100
stories high)

Condominium Units (over four         5                       $2,266,632
stories high)

Cooperative Units                    6                       $2,431,022


Total                              506                     $230,370,486
                                   ===                     ============



             TYPES OF DWELLINGS SUBJECT TO SEASONED MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    386                     $131,604,435

Multi-family Dwellings*              3                       $1,078,296

Townhouses                           8                       $2,351,121

Condominium Units (one to four       4                       $2,007,738
stories high)

Condominium Units (over four         6                       $2,086,406
stories high)

Cooperative Units                   12                       $2,597,502


Total                              419                     $141,725,498
                                   ===                     ============

--------------
*Multi-family Dwellings are 2-family

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           506                     $230,370,486


Total                              506                     $230,370,486
                                   ===                     ============


      NUMBER OF UNITS IN DWELLINGS SUBJECT TO SEASONED MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           415                     $140,302,245

2-family                             4                       $1,423,253


Total                              419                     $141,725,498
                                   ===                     ============

                         SIZE OF REGULAR MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   2                         $266,134

$150,000 through $199,999            2                         $375,159

$200,000 through $249,999            0                               $0

$250,000 through $299,999           28                       $8,233,683

$300,000 through $349,999           94                      $30,888,266

$350,000 through $399,999          104                      $39,144,287

$400,000 through $449,999           89                      $38,088,232

$450,000 through $499,999           56                      $26,837,777

$500,000 through $549,999           26                      $13,789,295

$550,000 through $599,999           29                      $16,787,818

$600,000 through $649,999           26                      $16,237,932

$650,000 through $699,999           23                      $15,809,210

$700,000 through $749,999            5                       $3,593,022

$750,000 through $799,999            3                       $2,302,517

$800,000 through $849,999            2                       $1,667,547

$850,000 through $899,999            3                       $2,624,445

$900,000 through $949,999            2                       $1,885,180

$950,000 and over                   12                      $11,839,982


Total                              506                     $230,370,486
                                   ===                     ============

                        SIZE OF SEASONED MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   9                         $739,174

$150,000 through $199,999            2                         $351,310

$200,000 through $249,999           43                      $10,199,426

$250,000 through $299,999          140                      $38,448,404

$300,000 through $349,999           82                      $26,794,350

$350,000 through $399,999           51                      $18,969,408

$400,000 through $449,999           39                      $16,669,518

$450,000 through $499,999           19                       $8,976,782

$500,000 through $549,999           13                       $6,783,508

$550,000 through $599,999           10                       $5,723,738

$600,000 through $649,999            5                       $3,086,463

$650,000 through $699,999            0                               $0

$700,000 through $749,999            0                               $0

$750,000 through $799,999            3                       $2,354,390

$800,000 through $849,999            0                               $0

$850,000 and over                    3                       $2,629,027


Total                              419                     $141,725,498
                                   ===                     ============

              DISTRIBUTION OF REGULAR MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

5.625% - 6.000%                      5                       $2,192,594

6.001% - 6.500%                     45                      $18,952,645

6.501% - 7.000%                    347                     $158,068,264

7.001% - 7.500%                    103                      $48,815,965

7.501% - 8.000%                      4                       $1,407,024

8.001% - 8.250%                      2                         $933,994


Total                              506                     $230,370,486
                                   ===                     ============


             DISTRIBUTION OF SEASONED MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

5.750% - 6.000%                     12                       $4,170,705

6.001% - 6.500%                     95                      $32,421,606

6.501% - 7.000%                    247                      $84,357,937

7.001% - 7.500%                     65                      $20,775,250


Total                              419                     $141,725,498
                                   ===                     ============

                     DISTRIBUTION OF REGULAR MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   260                     $122,355,928

65.001% - 75.000%                  119                      $55,214,440

75.001% - 80.000%                  117                      $49,107,841

80.001% - 85.000%                    2                         $682,626

85.001% - 90.000%                    8                       $3,009,651


Total                              506                     $230,370,486
                                   ===                     ============


                    DISTRIBUTION OF SEASONED MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   205                      $71,598,759

65.001% - 75.000%                  120                      $41,640,578

75.001% - 80.000%                   79                      $24,606,503

80.001% - 85.000%                    5                       $1,153,882

85.001% - 90.000%                   10                       $2,725,776


Total                              419                     $141,725,498
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               REGULAR MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,532,968
Arizona                              8                       $3,546,943
Arkansas                             6                       $2,868,205
California                         155                      $73,031,336
Colorado                            10                       $5,330,060
Connecticut                         11                       $4,872,404
Florida                             17                       $7,821,371
Georgia                             26                      $12,870,355
Hawaii                               1                         $697,767
Idaho                                1                         $539,698
Illinois                            21                       $8,933,510
Indiana                              5                       $2,458,449
Kansas                               1                         $309,062
Kentucky                             3                       $1,263,356
Louisiana                            3                       $1,502,455
Maine                                1                         $690,696
Maryland                            18                       $6,879,553
Massachusetts                       14                       $6,762,029
Michigan                             6                       $2,638,572
Minnesota                            5                       $1,964,855
Missouri                             8                       $3,829,407
Nevada                               6                       $2,846,224
New Hampshire                        4                       $1,332,902
New Jersey                          18                       $7,545,447
New Mexico                           1                         $667,863
New York                            22                      $10,524,162
North Carolina                      28                      $11,757,484
Ohio                                 4                       $2,046,000
Oklahoma                             2                         $844,120
Oregon                               2                         $882,080
Pennsylvania                        10                       $4,115,828
South Carolina                      11                       $4,874,491
Tennessee                            8                       $4,262,954
Texas                               30                      $12,903,795
Virginia                            20                       $8,236,102
Washington                          13                       $5,960,709
West Virginia                        2                         $751,107
Wisconsin                            1                         $476,167


Total                              506                     $230,370,486
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
             SEASONED MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              5                       $1,837,001
Arizona                              1                         $254,782
Arkansas                             2                         $637,588
California                         165                      $57,851,092
Colorado                             4                       $2,012,052
Connecticut                         12                       $4,298,675
District of Columbia                 4                       $1,433,488
Florida                              9                       $3,575,460
Georgia                             13                       $4,591,851
Hawaii                               1                         $314,410
Illinois                            18                       $5,737,801
Indiana                              1                         $328,487
Louisiana                            1                         $230,290
Maryland                             9                       $2,820,023
Massachusetts                       15                       $4,815,710
Michigan                             4                       $1,074,676
Missouri                             5                       $1,755,540
Nebraska                             1                         $243,516
Nevada                               8                       $2,671,052
New Jersey                          17                       $5,777,637
New Mexico                           2                         $828,854
New York                            50                      $15,591,408
North Carolina                      19                       $5,697,913
Ohio                                 1                         $424,569
Oregon                               1                         $286,374
Pennsylvania                         1                         $288,138
South Carolina                       9                       $3,160,833
Tennessee                            8                       $2,310,862
Texas                               12                       $3,774,571
Utah                                 2                         $674,317
Virginia                            14                       $4,562,029
Washington                           3                       $1,083,659
Wisconsin                            1                         $516,607
Wyoming                              1                         $264,233


Total                              419                     $141,725,498
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 12, 2001